Exhibit 99.2

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Q2 2015 Earnings Highlights August 4, 2015 ©2015 EarthLink. All rights reserved.

Participants Joe Eazor Chief Executive Officer and President Louis Alterman Executive Vice President and Chief Financial Officer Trey Huffman Vice President and Treasurer ©2015 EarthLink. All rights reserved.

# Q2 Strategy and Operations Update

| | Consumer | Small Business | Carrier / Transport | Managed Services |
|---|---|---|---|---|
| **Customer Base** | Individuals & families | Small, often single location businesses | Telco providers & large enterprises | Distributed multi-location companies |
| **Operating Strategy** | Manage for cash, protect revenue | Manage for cash, protect revenue | Pursue growth and consider strategic alternatives | Invest in growth, strengthen go-to-market execution |
| **Results** | • Performing as planned<br>• Churn down to 1.9% | • Renewals increased by ~50% from 2014 | • Record sales quarter<br>• Strong demand for transport | • Deployed new products in second quarter<br>• Transforming go-to-market |

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©2015 EarthLink. All rights reserved.

EarthLink

Continued strong financial performance For second consecutive quarter, more Adjusted EBITDA1 and Unlevered Free Cash Flow1 than any quarter since 2012 Increasing full year guidance again (1) Adjusted EBITDA Margin is a Non-GAAP measures. See appendix for additional information on non-GAAP measures. Q2 2015 Financial Highlights Improved balance sheet Redeemed another $70 million of 8-7/8% debt Year-to-date, reduced annual debt service run rate by $7 million Created more flexibility to reinvest to drive growth ©2015 EarthLink. All rights reserved.

Note: Revenue component amounts sourced from billing data; this schedule shows a product view, not a customer segment view. Q2 2015 Revenue $ in Millions Q2 2014 Q1 2015 Q2 2015 Q2’15 vs. Q1 ’15 Q2’15 vs. Q2 ’14 Notes Total Company $297 $282 $284 <1% -5% Pricing activity and settlements in 1H 2015 influenced the trendline Business Services $234 $226 $228 1% -3% Q2 included $1M favorable settlements, a full quarter impact of pricing impacts and favorable churn Carrier/Transport $38 $33 $34 3% -10% Includes $0.2 M favorable settlement Demand for transport services strong Retail $197 $193 $194 <1% -2% Continued benefit of Q1 pricing actions Includes $0.8 M favorable settlement Managed Network & Cloud Services Products $49 $52 $53 2% 8% Making changes to go-to-market model Continue to see strong market opportunity CLEC Products $148 $141 $141 - -5% Churn better than expected in wake of Q1 pricing actions Consumer Services $63 $56 $56 - -11% Includes $0.6M favorable revenue adjustment Churn dropped 20bps in Q2 to 1.9% ©2015 EarthLink. All rights reserved.

# Q2 2015 Operating & Financial Results

| *$ Millions* | Q2 '14 | Q1 '15 | Q2 '15 | Var to Q1 '15 |
|---|---|---|---|---|
| **Total Revenue** | **$ 297.4** | **$ 282.4** | **$ 283.7** | **$ 1.2** |
| Business Revenue | 234.2 | 226.3 | 227.5 | 1.2 |
| Consumer Revenue | 63.1 | 56.1 | 56.1 | - |
| Cost of Revenue | 144.2 | 129.5 | 127.0 | (2.5) |
| **Total Gross Margin** | **$ 153.2** | **$ 153.0** | **$ 156.6** | **$ 3.6** |
| *Gross Margin %* | *51.5%* | *54.2%* | *55.2%* | *1.0%* |
| Business Gross Margin | 112.7 | 116.8 | 120.7 | 3.9 |
| *Business Gross Margin %* | *48.1%* | *51.6%* | *53.1%* | *1.4%* |
| Consumer Gross Margin | 40.5 | 36.1 | 35.9 | (0.3) |
| *Consumer Gross Margin %* | *64.2%* | *64.4%* | *64.0%* | *-0.4%* |
| Selling, G&A Expenses | 104.6 | 95.3 | 94.3 | (0.9) |
| **Adjusted EBITDA[1]** | **$ 50.9** | **$ 61.1** | **$ 66.1** | **$ 4.9** |
| *Adjusted EBITDA Margin %[1]* | *17.1%* | *21.6%* | *23.3%* | *1.6%* |
| **Income/(Loss) from Operations** | **$ (7.4)** | **$ 5.1** | **$ 10.6** | **$ 5.5** |
| **Net Income/(Loss)** | **$ (21.8)** | **$ (10.5)** | **$ (9.9)** | **$ 0.6** |
| Shares Outstanding[2] | 102 | 103 | 103 | - |
| Earnings Per Share | $ (0.21) | $ (0.10) | $ (0.10) | $ - |
| Capital Expenditures | 26.0 | 17.5 | 20.9 | 3.4 |
| Unlevered Free Cash Flow[1] | 24.9 | 43.6 | 45.2 | 1.6 |

## Revenue & Gross Margin

- Churn trends better than expected
- GM rate aided by Q1 pricing actions and continued reductions in network costs

## Adjusted EBITDA

- Business unit model driving operating efficiency
- SG&A down 10% from Q2 '14

## Income from Operations doubled from Q1 2015 to $11 million

## Net Loss included $6 million in debt retirement costs

## Unlevered Free Cash Flow

- Maintained focus on efficiently managing capital expenses
- Capex below 2014 level and more than a third lower than 2012/2013 levels

(1) Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.
(2) Fully Diluted Weighted Average Shares

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©2015 EarthLink. All rights reserved.

EarthLink

Q2 2015 Cash Flow (1) Adjusted EBITDA and Unlevered Free Cash Flow are a Non-GAAP measures. See appendix for additional information on non-GAAP measures (2) Payments for repurchases of Senior Notes in Q2 totaled $79M. The payments included $5M principal initiated in Q1 and settled in Q2, $70M principal redemption in Q2, and $4M in premium and interest. The debt retirement was funded with $24M in available cash and $55M from revolver. Adj. EBITDA, Cap. Exp., and Unlevered Free Cash Flow(1) Produced $45 million in Unlevered Free Cash Flow during the quarter. Redeemed $70 million in Senior Notes using cash on hand and $55 million from our Credit Facility. Completed repurchase of $5 million in Senior Notes initiated in April. We have paid a dividend for 24 consecutive quarters. $51 $59 $53 $61 $66 $(26) $(25) $(29) $(18) $(21) $25 $34 $25 $44 $45 $(50) $(25) $- $25 $50 $75 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Millions Adj. EBITDA Cap. Exp. Unlevered Free Cash Flow Beginning Cash & Cash Equivalents 108 $ Adjusted EBITDA (1) 66 Capital Expenditures (21) Integration & Restructuring (6) Interest (23) Senior Notes Repurchase (2) (24) Dividends (10) Other/Changes in Net Working Capital (3) Ending Cash & Cash Equivalents 87 $ $ Millions Q2 '15  ©2015 EarthLink. All rights reserved.

Q2 2015 Balance Sheet Highlights We reduced our debt again in Q2 2015. Year-to-date we have retired $96 million of our 8.875% Senior Notes. Reduced gross leverage ratio from 3.1x in Q2 ’14 to 2.3x in Q2 ’15. Increased coverage ratio (Adj. EBITDA/Annual Debt Svc.) from 4.0x in Q2 ‘14 to 5.7x in Q2 ‘15. Year-to-date 2015, we have reduced annual run rate debt service by $7 million. (1) Excludes capital leases (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q2 '14 Q1 '15 Q2 '15 EarthLink Cash 98 $ 108 $ 87 $ 8 7/8% Senior Notes due 2019 300 279 204 (Callable at 104.4. Next call in May 2016 at 102.2) 7 3/8% Senior Secured Notes due 2020 300 300 300 (First call in June 2016 at 105.5) $135 M Credit Facility - (L + 325-350) - - 55 Total Debt (1) 600 579 559 Net Debt 502 $ 471 $ 472 $ TTM Adjusted EBITDA (2) 195 $ 224 $ 239 $ Total Debt/Adj. EBITDA (2) 3.1x 2.6x 2.3x Net Debt/Adj. EBITDA (2) 2.6x 2.1x 2.0x Annual Run Rate Debt Service 49 $ 47 $ 42 $ TTM Adjusted EBITDA/Annual Debt Svc. 4.0x 4.8x 5.7x  ©2015 EarthLink. All rights reserved.

2015 Full Year Guidance FY 2015 Original Guidance (as of Feb. ’15) FY 2015 Revised Guidance (as of May ‘15) FY 2015 Guidance (as of August ’15) $ Millions Low End High End Low End High End Low End High End Revenue $1,045 $1,065 $1,060 $1,075 $1,075 $1,085 Adjusted EBITDA(1) $195 $210 $215 $225 $225 $235 Capital Expenditures $90 $100 $85 $95 $85 $95 Net Loss $(75) $(65) $(52) $(46) $(50) $(46) (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures We are raising guidance again for 2015 Revenue, Adjusted EBITDA(1) and Net Loss and we are maintaining guidance for CapEx.  ©2015 EarthLink. All rights reserved.

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EarthLink Customers Financial Services Retail Health-care Gov. & Other ©2015 EarthLink. All rights reserved.

EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP. Non GAAP Information  ©2015 EarthLink. All rights reserved.

2015 Guidance Non GAAP Reconciliation Year Ending December 31, 2015 Net loss $(50) - $(46) Interest expense and other, net 51 - 52 Income tax benefit 0 - 1 Depreciation and amortization 188 - 190 Stock-based compensation expense 15 Restructuring, acquisition and integration-related costs 13 - 14 Loss on extinguishment of debt 8 - 9 Adjusted EBITDA $225- $235  ©2015 EarthLink. All rights reserved.

Historical Non GAAP Reconciliations June 30, September 30, December 31, March 31, June 30, 2014 2014 2014 2015 2015 Net loss (21,838) $ (1,952) $ (22,492) $ (10,483) $ (9,922) $ Interest expense and other, net 14,082 13,970 14,253 13,937 14,112 Income tax provision (benefit) 374 (4,329) (1,152) 351 410 Depreciation and amortization 45,615 46,716 47,686 47,264 47,723 Stock-based compensation expense 2,335 2,930 2,392 3,415 3,814 Impairment of long-lived assets 5,437 589 2,974 - - Restructuring, acquisition and integration-related costs 4,908 1,108 9,095 5,372 3,978 Loss on extinguishment of debt - - - 1,286 5,966 (Gain) loss from discontinued operations, net of tax (6) - 442 - - Adjusted EBITDA 50,907 $ 59,032 $ 53,198 $ 61,142 $ 66,081 $ Total Revenue 297,358 $ 297,745 $ 284,472 $ 282,447 $ 283,664 $ Adjusted EBITDA Margin 17.1% 19.8% 18.7% 21.6% 23.3% EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended  ©2015 EarthLink. All rights reserved.

# Additional Non GAAP Reconciliations

**EARTHLINK HOLDINGS CORP.**
**Reconciliation of Net Loss to Unlevered Free Cash Flow**
**(in thousands)**

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2014 | September 30, 2014 | December 31, 2014 | March 31, 2015 | June 30, 2015 |
| Net loss | $ (21,838) | $ (1,952) | $ (22,492) | $ (10,483) | $ (9,922) |
| Interest expense and other, net | 14,082 | 13,970 | 14,253 | 13,937 | 14,112 |
| Income tax provision (benefit) | 374 | (4,329) | (1,152) | 351 | 410 |
| Depreciation and amortization | 45,615 | 46,716 | 47,686 | 47,264 | 47,723 |
| Stock-based compensation expense | 2,335 | 2,930 | 2,392 | 3,415 | 3,814 |
| Impairment of long-lived assets | 5,437 | 589 | 2,974 | - | - |
| Restructuring, acquisition and integration-related costs | 4,908 | 1,108 | 9,095 | 5,372 | 3,978 |
| Loss on extinguishment of debt | - | - | - | 1,286 | 5,966 |
| (Gain) loss from discontinued operations, net of tax | (6) | - | 442 | - | - |
| Purchases of property and equipment | (25,965) | (24,890) | (28,624) | (17,529) | (20,873) |
| Unlevered Free Cash Flow | $ 24,942 | $ 34,142 | $ 24,574 | $ 43,613 | $ 45,208 |

**EARTHLINK HOLDINGS CORP**
**Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow**
**(in thousands)**

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2014 | September 30, 2014 | December 31, 2014 | March 31, 2015 | June 30, 2015 |
| Net cash provided by operating activities | $ 17,969 | $ 62,063 | $ 38,657 | $ 18,865 | $ 33,262 |
| Income tax provision (benefit) | 374 | (4,329) | (1,152) | 351 | 410 |
| Non-cash income taxes | (242) | 4,391 | (4,530) | (185) | (196) |
| Interest expense and other, net | 14,082 | 13,970 | 14,253 | 15,223 | 14,112 |
| Amortization of debt discount, premium and issuance costs | (1,022) | (1,029) | (1,037) | (1,029) | (994) |
| Restructuring, acquisition and integration-related costs | 4,908 | 1,108 | 9,095 | 5,372 | 3,978 |
| Changes in operating assets and liabilities | 14,732 | (16,918) | (2,578) | 23,741 | 16,255 |
| Purchases of property and equipment | (25,965) | (24,890) | (28,624) | (17,529) | (20,873) |
| Other, net | 106 | (224) | 490 | (1,196) | (746) |
| Unlevered Free Cash Flow | $ 24,942 | $ 34,142 | $ 24,574 | $ 43,613 | $ 45,208 |
| | | | | | |
| Net cash used in investing activities | (25,379) | (25,390) | (28,624) | (17,529) | (20,873) |
| Net cash used in financing activities | (2,651) | (5,513) | (5,512) | (27,416) | (33,080) |

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©2015 EarthLink. All rights reserved.

EarthLink

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2014. ©2015 EarthLink. All rights reserved.

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